EXHIBIT 16

                                  July 11, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549



Dear Sir/Madam:

     Please allow this letter to serve as confirmation that Goldenberg Rosenthal, LLP agrees with the statements made by Tasty Fries, Inc. in the current report, Form 8-K, dated July 11, 2002.

                                            Very truly yours,

                                            Goldenberg Rosenthal,LLP



                                            Kenneth Plessner, Partner